Exhibit 10.3
Executed Version
Certain identified information marked with “[***]” has been omitted from this document because it is both (i) not material and (ii) the type that the registrant treats as private or confidential.

NOTICE AND CONSENT COM0439-19

September 18, 2020

To: AIRCASTLE HOLDING CORPORATION LIMITED
c/o
AIRCASTLE ADVISOR LLC
201 Tresser Boulevard, Suite 400
Stamford CT 06901
U.S.A.
Attention: Lease Management

Fax: +1 917 591-9106
Telephone; +1 203-504-1033
Email: leasemanagement@aircastle.com
Att: Lease Management (Aircastle Advisor LLC)
Reference: [***]

Dear Sirs,

1. [***].

2. [***].

3. [***].

4. [***].

5. [***].

6. [***].

[intentionally left blank]

Exhibit 10.3
Executed Version
Yours Sincerely.

EMBRAER S.A.

By: /s/ Fabiana Leschziner By: /s/ Simon Henry Newitt
Name: Fabiana Leschziner Name: Simon Henry Newitt
Title: EVP and General Counsel Title: VP Contracts

Witnesses:

By: /s/ Adilson Rodrigues de Paula By: /s/ Isabella Brasil Strottmann
Name: Adilson Rodrigues de Paula Name: Isabella Brasil Strottmann

YABORÃ INDÚSTRIA AERONÁUTICA S.A.

By: /s/ Fabiana Leschziner By: /s/ Simon Henry Newitt
Name: Fabiana Leschziner Name: Simon Henry Newitt
Title: EVP and General Counsel Title: VP Contracts

Witnesses:

By: /s/ Adilson Rodrigues de Paula By: /s/ Isabella Brasil Strottmann
Name: Adilson Rodrigues de Paula Name: Isabella Brasil Strottmann

CONSENTED TO AND AGREED
AS OF September 18, 2020

AIRCASTLE HOLDING CORPORATION LIMITED

By: /s/ Stephen Quinn
Name: Stephen Quinn
Title: Director